UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 11, 2020, the Board of Directors (the “Board”) of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us” and “our”) increased the size of the Board by one director and elected Mr. Andrew Berkenfield to fill the vacancy created by the increase in the number of directors.

Mr. Berkenfield, age 54, is a partner and has been the Chief Executive Officer of Duncan Channon, a nationally acclaimed, independent advertising agency, since January 2009. Mr. Berkenfield joined Duncan Channon in January 2000 as the agency’s general manager. Prior to 2000, Mr. Berkenfield held senior positions at Foote, Cone & Belding, a global advertising agency, and Lintas: NY, an advertising communications company.

There are no arrangements or understandings between Mr. Berkenfield and ourselves related to his election as a director of the Board. Mr. Berkenfield will not initially serve on a committee of the Board. In addition, the Board undertook a review of the independence of Mr. Berkenfield and affirmatively determined that Mr. Berkenfield is independent in accordance with the NYSE standards.
2020 Executive Bonus Plan:

On February 10, 2020, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors approved the Executive Bonus Plan for 2020 (the “Plan”). Under the Plan, the bonus potential is based on the achievement of certain performance targets.

The bonus potential under the Plan is as follows:

Name	Title	Bonus Potential
Marguerite Nader	President and Chief Executive Officer	290% of annual salary
Paul Seavey	Executive Vice President, Chief Financial Officer and Treasurer	220% of annual salary
Patrick Waite	Executive Vice President and Chief Operating Officer	220% of annual salary
Roger Maynard	Executive Vice President - Investments	220% of annual salary

Under the Plan, payment of 70% of the bonus potential is contingent upon the achievement of certain operational targets, including goals related to core community base rental income, core resort base rental income, site and member optimization, core net operating income and expense control, and working capital. The Compensation Committee will have discretion at the end of 2020 to determine an appropriate award based on an evaluation of each of the target areas. Payment of the remaining 30% of the bonus potential is at the discretion of the Compensation Committee based on its assessment of various strategic initiatives established for the executive officer team, as a whole, including the discretion to apportion the aggregate discretionary bonus amount amongst the eligible executives. The amount paid to each executive officer is subject to the discretion of the Compensation Committee. In addition, if the executive officers exceed by specified amounts certain operational targets relating to core community base rental income and core resort base rental income, the total bonus potential may be increased by up to an additional $238,504, which would be shared amongst the eligible executive officers.

Bonus payments will be made in cash and will be paid subsequent to the year ending December 31, 2020 after finalization of our results of operations and upon review and approval by the Compensation Committee.
Item 8.01    Other Events
On February 11, 2020, our Board of Directors declared a first quarter 2020 dividend of $0.3425 per common share, representing, on an annualized basis, a dividend of $1.37 per common share. The dividend will be paid on April 10, 2020 to stockholders of record at the close of business on March 27, 2020.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to attract and retain customers entering, renewing and upgrading membership subscriptions;

•	our assumptions about rental and home sales markets;

•	our ability to manage counterparty risk;

•	our ability to renew our insurance policies at existing rates and on consistent terms;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the effect from any breach of our, or any of our vendors', data management systems;

•	the dilutive effects of issuing additional securities;

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 413 quality properties in 33 states and British Columbia consisting of 156,513 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By: /s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: February 13, 2020